UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 22, 2025
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              Regal Rexnord Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          111 West Michigan Street, Milwaukee, Wisconsin 53203
(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 22, 2025, the Board of Directors of Regal Rexnord Corporation (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”), including to (a) amend Sections 2.03, 2.04, and 2.06 of Article II of the Bylaws to give the Company flexibility to hold meetings of its shareholders by means of remote communication as authorized under Section 180.0709 of the Wisconsin Business Corporation Law (the “WBCL”) if deemed necessary or appropriate; (b) align Sections 2.09 and 2.13 of Article II of the Bylaws with the Securities and Exchange Commission’s requirements regarding universal proxies pursuant to Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended; and (c) make certain other clarifying and conforming changes, including to align with the Company’s Corporate Governance Guidelines and the WBCL. The amendment and restatement of the Bylaws was effective immediately.

This description of the changes effected by the amendment and restatement of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Index

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws of Regal Rexnord Corporation, effective July 22, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL REXNORD CORPORATION

Date: July, 25, 2025               By: /s/ Molly Johnson
Molly Johnson
Vice President, Associate General Counsel & Assistant
Corporate Secretary